                                                                                                    EXHIBIT 99
                                           SOUTHWEST GAS CORPORATION
                                          SUMMARY STATEMENTS OF INCOME
                                    (In thousands, except per share amounts)
                                                  (Unaudited)


                                                                THREE MONTHS ENDED       TWELVE MONTHS ENDED
                                                                    MARCH 31,                 MARCH 31,
                                                             -----------------------   -----------------------
                                                                1996         1995         1996         1995
- --------------------------------------------------------------------------------------------------------------
Gas operating revenues                                       $  188,352   $  203,521   $  548,333   $  595,492
Net cost of gas purchased                                        78,469       98,906      207,019      251,833
- --------------------------------------------------------------------------------------------------------------
Operating margin                                                109,883      104,615      341,314      343,659
Operations and maintenance expenses                              47,211       45,867      189,313      181,631
Depreciation, amortization, and general taxes                    24,133       21,919       91,879       84,091
- --------------------------------------------------------------------------------------------------------------
Operating income                                                 38,539       36,829       60,122       77,937
Net interest deductions                                          12,953       13,322       52,986       51,136
Preferred securities distribution                                 1,369         --          2,281         --
- --------------------------------------------------------------------------------------------------------------
Pre-tax utility income                                           24,217       23,507        4,855       26,801
Utility income tax expense                                        9,409        9,127        1,140        9,936
- --------------------------------------------------------------------------------------------------------------
Net utility income                                               14,808       14,380        3,715       16,865
Other income (expense), net                                          51           69         (651)        (625)
- --------------------------------------------------------------------------------------------------------------
Contribution to net income (loss) - gas operations               14,859       14,449        3,064       16,240
- --------------------------------------------------------------------------------------------------------------

Discontinued operations - PriMerit Bank - NOTE 1                   --            196      (17,732)       1,997
- --------------------------------------------------------------------------------------------------------------

Net income (loss)                                                14,859       14,645      (14,668)      18,237
Preferred & preference dividends                                   --             95          212          467
- --------------------------------------------------------------------------------------------------------------
Net income (loss) applicable to common stock                 $   14,859   $   14,550   $  (14,880)  $   17,770
==============================================================================================================
Earnings per share from gas segment                          $     0.60   $     0.67   $     0.12   $     0.75

Earnings (loss) per share from discontinued operations             --           0.01        (0.74)        0.09
- --------------------------------------------------------------------------------------------------------------
Earnings (loss) per share of common stock                    $     0.60   $     0.68   $    (0.62)  $     0.84
==============================================================================================================
Average outstanding common shares                                24,604       21,396       24,025       21,170
==============================================================================================================

                                 See Notes to Summary Financial Statements.

/TABLE

                                  SOUTHWEST GAS CORPORATION
                                        BALANCE SHEET
                                      AT MARCH 31, 1996
                                       (In thousands)
                                         (Unaudited)

ASSETS
UTILITY PLANT
  Gas plant, net of accumulated depreciation                       $  1,133,528
  Construction work in progress                                          25,888
                                                                   ------------
    Net utility plant                                                 1,159,416
                                                                   ------------
OTHER PROPERTY AND INVESTMENTS
  Investment in discontinued operations - PriMerit Bank - NOTE 1        175,118
  Other                                                                  32,652
                                                                   ------------
    Total other property and investments                                207,770
                                                                   ------------
CURRENT AND ACCRUED ASSETS
  Cash, working funds and temporary cash investments                      5,726
  Receivables - less reserve of $1,742 for uncollectibles                41,678
  Accrued utility revenue                                                28,071
  Other                                                                  45,289
                                                                   ------------
    Total current and accrued assets                                    120,764
                                                                   ------------
DEFERRED DEBITS
  Unamortized debt expense                                               13,330
  Other deferred debits                                                  31,563
                                                                   ------------
    Total deferred debits                                                44,893
                                                                   ------------
    TOTAL ASSETS                                                   $  1,532,843
                                                                   ============
CAPITALIZATION, LIABILITIES AND DEFERRED CREDITS
CAPITALIZATION
  Common stockholders' equity
    Common stock equity, $1 par, 24,725 shares outstanding         $    343,075
    Retained earnings                                                    27,084
                                                                   ------------
      Total common stockholders' equity                                 370,159           31.8%
  Preferred securities - NOTE 2                                          60,000            5.2
  Long-term debt - NOTE 3                                               732,666           63.0
                                                                   ------------   ------------
      Total capitalization                                            1,162,825          100.0%
                                                                   ------------   ------------
CURRENT AND ACCRUED LIABILITIES
  Accounts payable                                                       49,260
  Customer deposits                                                      21,363
  Taxes accrued (including income taxes)                                 45,835
  Deferred purchased gas costs                                           34,900
  Other                                                                  38,269
                                                                   ------------
      Total current and accrued liabilities                             189,627
                                                                   ------------
DEFERRED CREDITS
  Deferred investment tax credits                                        19,657
  Deferred income taxes                                                 120,716
  Other                                                                  40,018
                                                                   ------------
      Total deferred credits                                            180,391
                                                                   ------------
      TOTAL CAPITALIZATION, LIABILITIES AND DEFERRED CREDITS       $  1,532,843
                                                                   ============

                         See Notes to Summary Financial Statements

/TABLE

                            SOUTHWEST GAS CORPORATION
                             STATEMENT OF CASH FLOWS
                       THREE MONTHS ENDED MARCH 31, 1996
                                 (In thousands)
                                  (Unaudited)

CASH FLOWS FROM OPERATIONS:
  Net income                                                           $  14,859
  Adjustments to reconcile net income to net
    cash provided from operating activities:
      Change in receivables and payables                                  16,896
      Change in accrued taxes                                             16,735
      Depreciation and amortization                                       16,539
      Change in gas cost related balancing items                           2,801
      Change in deferred taxes                                             1,255
      Allowance for funds used during construction                          (390)
      Other                                                               (3,571)
                                                                       ---------
       Net cash provided from operating activities                        65,124
                                                                       ---------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Change in notes payable                                                (37,000)
  Dividends paid                                                          (5,044)
  Long-term debt issuance, net                                             4,859
  Net proceeds from stock issuance                                         4,354
  Other                                                                    1,362
                                                                       ---------
       Net cash used in financing activities                             (31,469)
                                                                       ---------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Construction expenditures                                              (38,671)
  Other                                                                     (145)
                                                                       ---------
       Net cash used in investing activities                             (38,816)
                                                                       ---------

Change in cash and temporary cash investments                             (5,161)
Cash at beginning of period                                               10,887
                                                                       ---------
Cash at end of period                                                  $   5,726
                                                                       =========

SUPPLEMENTAL INFORMATION:
Interest paid, net of amount capitalized                               $  16,289
Income taxes, net of refunds                                                  --

                  See Notes to Summary Financial Statements.
/TABLE

                                                     SOUTHWEST GAS CORPORATION
                                               NOTES TO SUMMARY FINANCIAL STATEMENTS
                                                 (In thousands, except par values)
                                                           (Unaudited)



NOTE 1 - DISCONTINUED OPERATIONS:

  In January 1996, Southwest Gas Corporation (the Company) reached an agreement to sell PriMerit Bank (PriMerit)
  to Norwest Corporation.  Discontinued operations includes the net income of PriMerit and its subsidiaries on a stand-alone basis as adjusted, reduced by allocated carrying costs associated with the Company's investment in
  PriMerit (principally interest) net of taxes.  The discontinued operations also includes the estimated loss on the disposition.

NOTE 2 - PREFERRED SECURITIES:
  Preferred securities of SWG Capital I, $25 per security, 9.125%, 2.4 million units outstanding                      $     60,000
                                                                                                                      ============

NOTE 3  - LONG-TERM DEBT:

  Commercial paper facility                                                                                           $    200,000
  Debentures:
     Debentures, 9% series A, due 2011                                                                                      26,838
     Debentures, 9% series B, due 2011                                                                                      31,168
     Debentures, 8.75% series C, due 2011                                                                                   18,323
     Debentures, 9.375% series D, due 2017                                                                                 120,000
     Debentures, 10% series E, due 2013                                                                                     23,069
     Debentures, 9.75% series F, due 2002                                                                                  100,000
  Industrial development revenue bonds - net of funds held in trust                                                        223,102
  Unamortized discount on long-term debt                                                                                    (9,834)
                                                                                                                      ------------

  TOTAL LONG-TERM DEBT                                                                                                $    732,666
                                                                                                                      ============

  ESTIMATED CURRENT MATURITIES                                                                                        $    120,000
                                                                                                                      ============
/TABLE

                                                SOUTHWEST GAS CORPORATION
                                                SELECTED STATISTICAL DATA
                                                      MARCH 31, 1996


FINANCIAL STATISTICS
Market value to book value per share at quarter end           115%
Twelve months to date return on equity  -- total company    (4.0)%
                                        -- gas segment        0.9%
Common stock dividend yield at quarter end                    4.8%

GAS OPERATIONS SEGMENT
                                                                                           Authorized
                                                       Authorized        Authorized        Return on
                                                        Rate Base          Rate of           Common
Rate Jurisdiction                                    (In thousands)        Return            Equity
                                                     --------------    --------------    --------------
Central Arizona                                      $      267,348              9.13%            10.75%
Southern Arizona                                            157,620              9.12             11.00
Southern Nevada                                             184,673              8.89             11.55
Northern Nevada                                              47,695              9.16             11.55
Southern California                                          69,486              9.94             11.35
Northern California                                           9,521             10.02             11.35
Paiute Pipeline Company                                      61,057             10.09             12.50


SYSTEM THROUGHPUT BY CUSTOMER CLASS                          THREE MONTHS ENDED                TWELVE MONTHS ENDED
                                                                 MARCH 31,                           MARCH 31,
                                                     --------------------------------    --------------------------------
 (In dekatherms)                                          1996              1995              1996              1995
- -------------------------------------------------------------------------------------------------------------------------
Residential                                              20,594,746        19,800,543        43,067,639        44,066,066
Small commercial                                          8,825,811         8,522,980        23,252,025        23,079,427
Large commercial                                          2,037,073         2,382,095         7,999,046         9,419,127
Industrial / Other                                        1,600,971         1,954,513         6,668,173         8,562,073
Transportation                                           20,174,390        24,061,877        97,713,636        97,018,813
- -------------------------------------------------------------------------------------------------------------------------
Total system throughput                                  53,232,991        56,722,008       178,700,519       182,145,506
=========================================================================================================================


HEATING DEGREE DAY COMPARISON
- -------------------------------------------------------------------------------------------------------------------------
Actual                                                        1,009             1,113             1,780             2,289
Ten year average                                              1,159             1,277             2,034             2,346
=========================================================================================================================